Grayscale Future of Finance ETF
Schedule of Investments
September 30, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS — 99.6%
	Financials — 48.1% (a)
165,113	Bakkt Holdings, Inc. (b)(c)	$193,182
7,625	Block, Inc. (b)	337,483
4,905	Coinbase Global, Inc. - Class A (b)	368,267
53,156	Galaxy Digital Holdings, Ltd. (b)	196,190
52,200	Monex Group, Inc.	195,192
6,274	PayPal Holdings, Inc. (b)	366,778
11,873	Plus500, Ltd.	199,550
37,759	Robinhood Markets, Inc. - Class A (b)	370,417
		2,227,059
	Information Technology — 51.5% (a)
88,350	Bit Digital, Inc. (b)(c)	189,069
172,170	Bitfarms, Ltd. (b)	184,222
107,148	Canaan, Inc. - ADR (b)	195,009
70,187	Cipher Mining, Inc. (b)(c)	163,536
45,575	Cleanspark, Inc. (b)	173,641
30,428	CompoSecure, Inc. (b)(c)	196,261
63,746	Hive Digital Technologies Ltd. (b)	196,338
96,017	Hut 8 Mining Corporation (b)	189,619
44,864	Iris Energy, Ltd. (b)(c)	166,445
20,556	Marathon Digital Holdings, Inc. (b)(c)	174,726
8,280	Northern Data AG (b)(c)	203,382
37,407	Riot Platforms, Inc. (b)(c)	349,006
		2,381,254
	TOTAL COMMON STOCKS (Cost $5,428,730)	4,608,313

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 26.6%
1,231,569	First American Government Obligations Fund - Class X, 5.26% (d)(e)	1,231,569
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,231,569)	1,231,569

	SHORT-TERM INVESTMENTS — 0.2%
7,726	First American Government Obligations Fund - Class X, 5.26% (d)	7,726
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,726)	7,726

	TOTAL INVESTMENTS (Cost $6,668,024) — 126.4%	5,847,608
	Liabilities in Excess of Other Assets — (26.4)%	(1,219,742)
	NET ASSETS — 100.0%	$4,627,866

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.

(a) To the extent that the Fund invests more heavily in a particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors or strategies.

(b) Non-income producing security.
(c) All or a portion of this security is out on loan as of September 30, 2023. The total value of securities on loan is $1,155,326 or 25.0% of net assets.
(d) Rate shown is the annualized seven-day yield as of September 30, 2023.
(e) Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2023

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

 The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$4,608,313	$–	$–	$4,608,313
Short-Term Investments	7,726	–	–	7,726
Investments Purchased with Proceeds From Securities Lending	1,231,569	–	–	1,231,569
Total Investments in Securities	$5,847,608	$–	$–	$5,847,608

(a) See Schedule of Investments for breakout of investments by sector classification.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.